Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of The Reserve Petroleum Company (the "Company") on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Cameron R. McLain and Lawrence R. Francis, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company for the year ended December 31, 2019.

March 30, 2020	/s/ Cameron R. McLain
Cameron R. McLain, President
(Principal Executive Officer)

/s/ Lawrence R. Francis
Lawrence R. Francis, 1st Vice President
(Principal Financial Officer)